UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

MyoKardia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 13, 2019

MYOKARDIA, INC.

MYOKARDIA, INC.
333 ALLERTON AVE.
SOUTH SAN FRANCISCO, CA 94080

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 15, 2019
Date: June 13, 2019 **Time:** 9:00 AM PDT
Location: Hilton Garden Inn - San Francisco Airport
670 Gateway Boulevard
South San Francisco, CA 94080

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote -How  to Access  the  Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:I. I Ok / Annual Report2. Proxy Statement3. Shareholder LetterHow to View Online:Have the information that is printed in the box marked by the arrow How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:I) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-8 00-579-16 393) BY E-MA I L* :se ndmate rial@ proxyvote .co m* If requesting materials by e-ma il ,  please send a blank e-mail with the  information  that is printed in the  box marked  by the  arrow(located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2019 to facilitate timely delivery.located on the Vote In Person: Many stockholder meetings have attendance requirements includ ing, but not limited  to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: Tovote now by Internet.go to www.proxyvote.com. Have the information that is printed in the box marked  by the  arrowavailable and follow the i nst ruct io ns.Vote By Mail: You can vote by mail by requesting a paper copy of the mater ials , which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1. To elect the two Class I directors

Nominees

01 Sunil Agarwal, M.D. 02 Kimberly Popovits

The Board of Directors recommends you vote FOR the following:

2 To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019,

3 To recommend, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement,

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4 To recommend, on a non-binding advisory basis, the frequency of future non-binding stockholder advisory votes to approve the compensation of the Company's named executive officers,

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof,

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, This proxy, when properly executed, will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1, "FOR" Proposals 2 and 3, and for "ONE YEAR" in Proposal 4.

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